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[logo]
                                 Liberty Newport
                               Asia Pacific Fund

                                Semiannual Report
                                December 31, 2000

[Graphic Omitted]
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-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

Recovery from the economic crisis of 1997-98 continued throughout Asia in 2000. The growth rates for the economies of the Tiger countries were strong. In 1999, we pointed out that rising interest rates, an overvalued stock market, and a slowing economy in the U.S. might affect the region. Our expectation was that Asian markets would first react negatively to these situations and then recover when investors refocused on the region's strong domestic growth. Unfortunately, outside of China, regional growth expectations have been cut due to stalled restructuring efforts, political ineffectiveness, and the sharp slowdown in U.S. technology spending. Asian stock prices did not de-couple from the declining U.S. market.

Supported by China's broadening domestic and export growth, Hong Kong's economy provided the best return in 2000. Although the market did not provide absolute returns, we did see that a stronger preservation of capital compared to the rest of the region. The stock markets of Thailand, Indonesia, the Philippines, Malaysia and India gave back much of the previous year's gains. In addition, the worsening global outlook in the technology and telecommunications sectors hit South Korea and Taiwan hard. Both countries are heavily dependent on technology exports. Japan, whose market returns were disappointing in 2000, continues its economic recovery. Your Fund's managers continue to seek the best quality companies, which they believe are positioned for long-term sustainable growth within the region.

In the following pages portfolio co-managers Chris Legallet and David Smith discuss their strategy and the economic and market factors that have affected Fund performance. Thank you for choosing to invest in the Liberty Newport Asia Pacific Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    February 12, 2001

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  PERFORMANCE HIGHLIGHTS

  NET ASSET VALUE PER SHARE (as of 12/31/00)
        Class A                                                   $18.26
        Class B                                                   $18.00
        Class C                                                   $17.98
        Class Z                                                   $18.31

  DISTRIBUTIONS DECLARED PER SHARE
        (6/30/00 - 12/31/00)
        Class A                                                   $0.631
        Class B                                                   $0.631
        Class C                                                   $0.631
        Class Z                                                   $0.631
-------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale.
All results shown assume reinvestment of distributions.


                                              ---------------------------------
                                                  Not FDIC       May Lose Value
                                                Insured       -----------------
                                                              No Bank Guarantee
                                              ---------------------------------

Because economic and maket conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Value of a $10,000 Investment in
Liberty Newport Asia Pacific Fund
8/19/98 - 12/31/00

PERFORMANCE OF A $10,000 INVESTMENT IN
ALL SHARES 8/19/98 - 12/31/00

                                                          Without       With
                                                           sales        sales
                                                          charge       charge
-------------------------------------------------------------------------------
Class A                                                   $20,045      $18,893
-------------------------------------------------------------------------------
Class B                                                   $19,722      $19,422
-------------------------------------------------------------------------------
Class C                                                   $19,701      $19,701
-------------------------------------------------------------------------------
Class Z                                                   $20,111        --

             Class A shares with     Class A shares without      MSCI AC Asia
                sales charge             sales charge        Pacific Free Index
"8/98"            $ 8,925                    $ 9,470             $10,000
"9/98"              9,613                     10,200              10,037
"10/98"            11,432                     12,130              11,743
"11/98"            12,129                     12,869              12,384
"12/98"            12,532                     13,297              13,199
"1/99"             12,171                     12,914              13,304
"2/99"             12,351                     13,105              13,020
"3/99"             14,099                     14,959              14,647
"4/99"             16,189                     17,176              15,747
"5/99"             15,361                     16,299              14,932
"6/99"             18,059                     19,161              16,495
"7/99"             19,466                     20,653              17,523
"8/99"             20,225                     21,459              17,456
"9/99"             20,454                     21,701              17,952
"10/99"            21,403                     22,708              18,607
"11/99"            24,861                     26,378              19,604
"12/99"            27,750                     29,443              20,894
"1/00"             25,977                     27,562              20,159
"2/00"             26,268                     27,871              19,663
"3/00"             27,269                     28,932              20,921
"4/00"             25,014                     26,540              19,346
"5/00"             23,350                     24,775              18,239
"6/00"             24,592                     26,093              19,514
"7/00"             23,070                     24,478              17,694
"8/00"             23,771                     25,222              18,437
"9/00"             22,269                     23,628              17,237
"10/00"            20,356                     21,598              16,149
"11/00"            19,344                     20,525              15,568
"12/00"            18,893                     20,045              14,953

The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The index performance is from August 31, 1998. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

Average Annual Total Returns as of 12/31/00

Share Class                     A                      B                          C                  Z
Inception Date               8/19/98                8/19/98                    8/19/98             8/12/99
-------------------------------------------------------------------------------------------------------------
                      Without       With         Without     With          Without        With        Without
                       sales       sales          sales     sales           sales         sales        sales
                       charge      charge        charge     charge          charge       charge       charge
-------------------------------------------------------------------------------------------------------------
1 Year                (31.93)%     (35.84)%     (32.40)%    (35.67)%        (32.42)%    (33.08)%      (31.77)%
-------------------------------------------------------------------------------------------------------------
Life of Fund            34.15%       30.83%       33.23%      32.37%          33.17%      33.17%        34.34%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class Z shares (newer class shares) performance includes returns of the Fund's Class A shares (the oldest existing fund class with a similar expense structure) for periods prior to the inception date of the newer class shares. The Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A and the newer class shares. Had the expense differential been reflected, the returns for the period prior to the inception of the Class Z shares would have been higher.

    TOP 10 HOLDINGS AS OF 12/31/00

    HSBC HOLDINGS                                                     5.8%
    HONG KONG AND CHINA GAS                                           4.8%
    CHEUNG KONG                                                       4.5%
    HUTCHISON WHAMPOA                                                 4.2%
    DBS BANK                                                          4.2%
    SONY                                                              3.8%
    LI & FUNG                                                         3.7%
    SINGAPORE PRESS HOLDINGS                                          3.4%
    CHINA MOBILE                                                      3.1%
    SUN HUNG KAI PROPERTIES                                           2.8%

    HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

    TOP 5 COUNTRY BREAKDOWN
    AS OF 12/31/00
    HONG KONG                                                        41.9%
    JAPAN                                                            35.7%
    SINGAPORE                                                        10.5%
    KOREA                                                             3.9%
    TAIWAN                                                            2.4%

    COUNTRY BREAKDOWN IS CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS.

    BOUGHT
    ---------------------------------------------------------------------------
    PARK24 (2.3% OF NET ASSETS)
    PARK24 BUYS OR LEASES PROPERTY IN URBAN CENTERS IN JAPAN, PRIMARILY
    TOYKO, AND PUTS IN AUTOMATED PARKING LOTS WHICH THE COMPANY THEN
    LEASES. JAPAN IS VERY DENSELY POPULATED AND LACKS ADEQUATE PARKING.
    PARK24 FINDS PIECES OF PROPERTY THAT CAN'T REALLY BE DEVELOPED FOR RESIDENTIAL OR COMMERCIAL USE BECAUSE THEY ARE ODD-SHAPED OR TOO
    SMALL. PARK24 HAS BEEN HIGHLY PROFITABLE AND HAS LOW CAPITAL NEEDS.
    THE COMPANY HAS THE POTENTIAL TO GROW AS IT IS ABLE TO EXPAND OUTSIDE
    THE TOKYO AREA.

    HELD
    ---------------------------------------------------------------------------
    MURATA MANUFACTURING (2.7% OF NET ASSETS)
    MURATA MANUFACTURING IS ONE OF THE PREMIER MANUFACTURERS OF
    COMMUNICATIONS AND TELECOMMUNICATIONS COMPONENTS, MANY OF WHICH ARE
    USED IN CELLULAR PHONES. THEY HAVE CUTTING-EDGE TECHNOLOGY AND SOME OF
    THE INDUSTRY'S BEST PRODUCTS. WE THINK THE WIRELESS INDUSTRY WILL
    CONTINUE TO BE A GROWTH AREA AND THAT MURATA, AS A LEADING SUPPLIER TO
    THE WORLD'S LARGEST CELLULAR PHONE COMPANIES, IS POISED TO BENEFIT
    FROM THIS GROWTH. ALTHOUGH THIS STOCK HAS NOT PERFORMED WELL IN THE
    LAST HALF OF 2000, WE STILL BELIEVE IN ITS LONG-TERM POTENTIAL.

    SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS AND COUNTRY BREAKDOWN IN THE FUTURE.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

A DIFFICULT MARKET ENVIRONMENT
For the six-month period that ended on December 31, 2000, the Fund's Class A shares posted a total return of negative 23.19%, without sales charge. In this difficult market environment, the Fund's performance was comparable to its benchmark index, the Morgan Stanley Capital International All Countries Asia Pacific Free Index, which posted a return of negative 23.38% for the same period.

We believe that the Fund's return reflects a further consolidation in the Asian stock markets, one which began in the second quarter of 2000. This market performance was in sharp contrast to the previous year when the Fund returned over 50%, mirroring the boon in technology in the United States and Asia. After such unprecedented performance, we expected some giveback of the return.

Our investments in Hong Kong and Singapore performed relatively well. The returns from these investments assisted in the overall relative performance of the Fund, since the economies of Hong Kong and Singapore continue to foster companies with long-term earnings growth potential. Performance was hurt by our holdings in Japan. The Japanese economy was affected by weakening economic expectations, net selling by foreign investors, and a weak yen.

JAPAN'S RECOVERY CONTINUES GRADUALLY
Japan had a disappointing market performance in the second half of 2000 despite encouraging economic growth statistics. Growth rose to the level of 1 1/2 to 2 percent, which-- for an economy that has had flat to no growth for the past several years--was an improvement. Capital spending was up and wages were rising. Consumption was looking better and profit growth for the fiscal year was better than at any time in the whole decade. Our expectation was that there would be a correspondingly positive market performance in Japan. Unfortunately, the positive economic reports couldn't counter the effect of the year's bad news, which included the untimely death of Prime Minister Keizo Obuchi. Mr. Obuchi had been a good facilitator of different groups within Japan's political arena. His death sent economic reform into disarray.

With the Japanese markets opening up to foreign competition and the domestic restructuring of companies, we expect these changes are likely to lead to a more sustainable recovery in the long term. More importantly, we have been seeing valuations that are comparable to levels in the U.S. markets. For many years, the valuation of Japanese companies has always been very high. This was first time in a long time we had seen levels comparable to the rest of the world.

LONG-TERM OPPORTUNITIES IN ASIA
Asia entered a severe economic downturn in 1997-98. The region has been recovering from that period. We believe it is very important to focus on the long-term opportunity in the region. Three countries in this region, the People's Republic of China, Japan and India, combined have roughly two-fifths of the world's population. China has been moving toward a market-oriented economy at an accelerated pace. India has also been moving quickly toward a market-oriented economy and is finally getting some world-class companies in their stock market. Japan can be of help to those economies because companies are outsourcing more of their production. Japan has been in a 10-year recession and appears to be--and we have to emphasize--slowly emerging from that recession. The potential growth of these three economies is likely to be very beneficial for the whole region in the long term.

Investing in Australia provides a different investment scenario. Although we have seen greater productivity gains in Australia than in the United States, the potential for a company to grow solely within the country is limited in a market as mature as Australia's. Therefore, our investment strategy has been to seek those Australian companies that are becoming globally successful.

Our portfolio is positioned to benefit from the long-term growth scenario within the region. We believe many of these economies are eventually going to be growing on a long-term basis at rates above world averages, including that of the United States, as people's wealth increases. We believe the Fund is well positioned for this scenario.

/s/ Chris Legallet                    /s/ David R. Smith

CHRIS LEGALLET and DAVID R. SMITH are portfolio co-managers of Liberty Newport Asia Pacific Fund. Mr. Legallet is chief investment officer of Newport Fund Management, Inc. and Mr. Smith is a senior vice president of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Because many of the Asian countries are considered emerging markets, they are subject to a greater degree of social, political, currency and economic instability.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 2000 (unaudited)
(In thousands)

COMMON STOCKS - 100.6%                          COUNTRY    SHARES        VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 18.4%
CONSUMER DURABLES & APPAREL - 7.5%
APPAREL & ACCESSORIES - 3.7%
Li & Fung Ltd.                                    HK         284       $    517
                                                                       --------
CONSUMER ELECTRONICS - 3.8%
Sony Corp.                                        Jp           8            518
                                                                       --------
Total Consumer Durables & Apparel                                         1,035
                                                                       --------
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.5%
LEISURE FACILITIES - 0.5%
People Co., Ltd.                                  Jp           1             74
                                                                       --------
-------------------------------------------------------------------------------
MEDIA - 4.4%
PUBLISHING & PRINTING - 4.4%
Singapore Press Holdings Ltd.                     Si          31            464
South China Morning Post Ltd.                     HK         194            144
                                                                       --------
Total Publishing & Printing                                                 608
                                                                       --------
-------------------------------------------------------------------------------
RETAILING - 6.0%
APPAREL RETAIL - 3.6%
Esprit Holdings Ltd.                              HK         259            221
Giordano International Ltd.                       HK         600            277
                                                                       --------
                                                                            498
                                                                       --------
COMPUTER & ELECTRONICS RETAIL - 1.2%
Synnex Technology International Corp.             Tw           1              1
Yamada Denki Co., Ltd.                            Jp           2            163
                                                                       --------
                                                                            164
                                                                       --------
GENERAL MERCHANDISE STORES - 1.2%
Don Quijote Co., Ltd.                             Jp           2            161
                                                                       --------
Total Retailing                                                             823
                                                                       --------
Total Consumer Discretionary                                              2,540
                                                                       --------
-------------------------------------------------------------------------------
CONSUMER STAPLES - 2.7%
FOOD & DRUG RETAILING - 1.0%
DRUG RETAIL - 0.1%
Matsumotokiyoshi                                  Jp           1             16
                                                                       --------
FOOD RETAIL - 0.9%
Seven-Eleven Japan Co., Ltd.                      Jp           2            114
                                                                       --------
Total Food & Drug Retailing                                                 130
                                                                       --------
-------------------------------------------------------------------------------
FOOD, BEVERAGES & TOBACCO - 1.7%
BREWERS - 1.2%
Foster's Brewing Group Ltd.                       Au          63            166
                                                                       --------
SOFT DRINKS - 0.5%
Ito En, Ltd.                                      Jp           1             72
                                                                       --------
Total Food, Beverages & Tobacco                                             238
                                                                       --------
Total Consumer Staples                                                      368
                                                                       --------
-------------------------------------------------------------------------------
FINANCIALS - 29.6%
BANKS - 13.7%
Commonwealth Bank of Australia                    Au           9       $    149
DBS Bank Ltd.                                     Si          51            574
HSBC Holdings PLC                                 HK          54            798
Hang Seng Bank Ltd.                               HK          14            188
Suruga Bank, Ltd.                                 Jp          20            184
                                                                       --------
Total Banks                                                               1,893
                                                                       --------
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 8.5%
CONSUMER FINANCE - 3.0%
Aiful Corp.                                       Jp           1            110
Orix Corp.                                        Jp           3            310
                                                                       --------
                                                                            420
                                                                       --------
MULTI-SECTOR HOLDINGS - 5.5%
Cafe De Coral Holdings Ltd.                       HK         410            175
Hutchison Whampoa Ltd.                            HK          47            586
                                                                       --------
                                                                            761
                                                                       --------
Total Diversified Financials                                              1,181
                                                                       --------
-------------------------------------------------------------------------------
REAL ESTATE - 7.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.4%
Cheung Kong (Holdings) Ltd.                       HK          49            627
Sun Hung Kai Properties Ltd.                      HK          39            389
                                                                       --------
Total Real Estate                                                         1,016
                                                                       --------
Total Financials                                                          4,090
                                                                       --------
-------------------------------------------------------------------------------
HEALTH CARE - 2.6%
PHARMACEUTICALS - 2.6%
Takeda Chemical Industries Ltd.                   Jp           6            354
                                                                       --------
Total Health Care                                                           354
                                                                       --------
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 23.1%
SOFTWARE & SERVICES - 2.8%
APPLICATIONS SOFTWARE - 0.6%
Chinadotcom Corp.                                 Jp           5             22
Oracle Corp. Japan                                Jp         (b)             56
                                                                       --------
                                                                             78
                                                                       --------
IT CONSULTING & SERVICES - 2.2%
Fujitsu Support & Services, Inc.                  Jp           2            121
NIIT Ltd.                                         In           6            187
                                                                       --------
                                                                            308
                                                                       --------
Total Software & Services                                                   386
                                                                       --------
TECHNOLOGY, HARDWARE & EQUIPMENT - 20.3%
COMPUTER HARDWARE - 0.7%
Fujitsu Ltd.                                      Jp           7            103
                                                                       --------
ELECTRONIC EQUIP & INSTRUMENTS - 5.0%
Keyence Corp.                                     Jp           1            147
Kyocera Corp.                                     Jp           2            229
Tokyo Denpa Co., Ltd.                             Jp           3             79
Venture Manufacturing (Singapore) Ltd.            Si          23            154
Yamaichi Electronics Co., Ltd.                    Jp           5             73
                                                                       --------
                                                                            682
                                                                       --------
NETWORKING EQUIPMENT - 0.1%
Datacraft Asia Ltd.                               Si           3             15
                                                                       --------
OFFICE ELECTRONICS - 2.3%
Canon, Inc.                                       Jp           9            314
                                                                       --------
SEMICONDUCTORS - 9.1%
Murata Manufacturing Co., Ltd.                    Jp           3            375
Rohm Co., Ltd.                                    Jp           1            190
Samsung Electronics                               Ko           2            254
Taiwan Semiconductor Manufacturing Co. (a)(c)     Tw          85            204
United Microelectronics Corp., ADR                            13            104
United Microelectronics Corp., Ltd.               Tw          86            125
                                                                       --------
                                                                          1,252
                                                                       --------
TELECOMMUNICATIONS EQUIPMENT - 3.1%
Korea Telecom Corp., ADR                                       4            112
Matsushita Communication Industrial Co.           Jp           2            239
Yokowo Co., Ltd.                                  Jp           5             80
                                                                       --------
                                                                            431
                                                                       --------
Total Technology, Hardware & Equipment                                    2,797
                                                                       --------
Total Information Technology                                              3,183
                                                                       --------
-------------------------------------------------------------------------------
INDUSTRIALS - 9.3%
CAPITAL GOODS - 5.2%
AEROSPACE & DEFENSE - 1.8%
Singapore Technologies Engineering Ltd.           Si         156            251
                                                                       --------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
Johnson Electric Holdings Ltd.                    HK         136            209
                                                                       --------
INDUSTRIAL CONGLOMERATES - 1.2%
Citic Pacific Ltd.                                HK          44            156
                                                                       --------
INDUSTRIAL MACHINERY - 0.7%
Sodick Co., Ltd. (a)                              Jp           7       $     25
Union Tool Co.                                    Jp           1             73
                                                                       --------
                                                                             98
                                                                       --------
Total Capital Goods                                                         714
                                                                       --------
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 4.1%
DIVERSIFIED COMMERCIAL SERVICES - 3.8%
Bellsystem24, Inc.                                Jp         (b)             80
Park24 Co., Ltd.                                  Jp           4            315
Secom Co., Ltd.                                   Jp           2            130
                                                                       --------
                                                                            525
                                                                       --------
ENVIRONMENTAL SERVICES - 0.3%
Sanix, Inc.                                       Jp           1             46
                                                                       --------
Total Commercial Services & Supplies                                        571
                                                                       --------
Total Industrials                                                         1,285
                                                                       --------
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 7.9%
DIVERSIFIED TELECOM SERVICES - 2.4%
INTEGRATED TELECOM SERVICES - 2.4%
China Unicom Ltd.                                 HK          88            135
Nippon Telegraph & Telephone Corp.                Jp         (b)            201
                                                                       --------
                                                                            336
                                                                       --------
WIRELESS TELECOM SERVICES - 5.5%
Advanced Information Services                     Th           4             35
China Mobile Ltd. (c)                             HK          80            433
SK Telecom Co., Ltd.                              Ko           1            290
                                                                       --------
                                                                            758
                                                                       --------
Total Telecommunication Services                                          1,094
                                                                       --------
-------------------------------------------------------------------------------
UTILITIES - 7.0%
ELECTRIC UTILITIES - 2.2%
Huaneng Power International, Inc.                 HK         614            297
                                                                       --------
GAS UTILITIES - 4.8%
Hong Kong & China Gas Co., Ltd.                   HK         452            664
                                                                       --------
Total Utilities                                                             961
                                                                       --------
Total Common Stocks (cost of $13,975)(d)                                 13,875
                                                                       --------
OTHER ASSETS & LIABILITIES, NET - (0.6)%                                    (77)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 13,798
                                                                       --------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Rounds to less than one.
(c) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal tax and book purposes is $13,975.

SUMMARY OF SECURITIES
BY COUNTRY               COUNTRY                  VALUE       % OF TOTAL
------------------------------------------------------------------------
Hong Kong                  HK                   $ 5,816             41.9
Japan                      Ja                     4,952             35.7
Singapore                  Si                     1,458             10.5
Korea                      Ko                       544              3.9
Taiwan                     Tw                       330              2.4
Australia                  Au                       315              2.3
United States              US                       238              1.7
India                      In                       187              1.3
Thailand                   Th                        35              0.3
                                                -------           ------
                                                $13,875           100.0%
                                                -------           ------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM                            NAME
------------------    ---------------------------
ADR                   American Depositary Receipt

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 2000 (unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $13,975)                                   $13,875
                                                                      -------
Cash including foreign currencies (cost $252)            $245
Receivable for:
  Fund shares sold                                        106
  Investments sold                                        196
  Dividends                                                 5
  Expense reimbursement due from Advisor/Administrator     61
                                                         ----
    Total Assets                                                          613
                                                                      -------
                                                                       14,488
LIABILITIES
Cash including foreign currencies (cost $466)             466
Payable for Fund shares repurchased                       131
Accrued:
  Management fee                                           14
  Administration fee                                        1
  Transfer agent fee                                        2
  Bookkeeping fee                                           5
  Service fee                                               1
  Distribution fee                                          4
  Other accrued expenses                                   66
                                                         ----
    Total Liabilities                                                     690
                                                                      -------
NET ASSETS                                                            $13,798
                                                                      -------
Net asset value & redemption price per share -
Class A ($7,976/437)                                                  $ 18.26(a)
                                                                      -------
Maximum offering price per share -
Class A ($18.26/0.9425)                                               $ 19.37(b)
                                                                      -------
Net asset value & offering price per share -
Class B ($4,858/270)                                                  $ 18.00(a)
                                                                      -------
Net asset value & offering price per share -
Class C ($958/53)                                                     $ 17.98(a)
                                                                      -------
Net asset value, redemption & offering price
per share - Class Z ($6/1)                                            $ 18.31
                                                                      -------
COMPOSITION OF NET ASSETS
Capital paid in                                                        14,575
Overdistributed net investment income                                    (995)
Accumulated net realized gain                                             325
Net unrealized depreciation on:
  Investments                                                            (100)
  Foreign currency transactions                                            (7)
                                                                      -------
                                                                      $13,798
                                                                      -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Six Months Ended December 31, 2000
(In thousands) (unaudited)

INVESTMENT INCOME
Dividends                                                             $    87
Interest                                                                    7
                                                                      -------
    Total Investment Income (net of
    nonreclaimable foreign taxes withheld
    at source which amounted to $4)                                        94

EXPENSES
Management fee                                    $   87
Administration fee                                    22
Service fee -- Class A, Class B, Class C              19
Distribution fee -- Class B                           19
Distribution fee -- Class C                            4
Transfer agent fee                                    27
Bookkeeping fee                                       14
Trustees fee                                           3
Custodian fee                                         10
Audit fee                                              8
Registration fee                                      24
Reports to shareholders                                4
Legal fee                                              2
Other                                                 31
                                                  ------
                                                     274
Fees waived by the Advisor/Administrator              (67)                207
                                                  ------              -------
    Net Investment Loss                                                  (113)
                                                                      -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                        212
  Foreign currency transactions                      (27)
                                                  ------
    Net Realized Gain                                                     185

Net change in unrealized appreciation/
depreciation during the period on:
  Investments                                     (4,562)
  Foreign currency transactions                       (8)
                                                  ------
Net change in unrealized appreciation/depreciation                     (4,570)
                                                                      -------
    Net Loss                                                           (4,385)
                                                                      -------
Decrease in Net Assets from Operations                                $(4,498)
                                                                      -------

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(In thousands)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,   YEAR ENDED
                                                     (UNAUDITED)    JUNE 30,
------------------------------------------------------------------------------
                                                        2000         2000(a)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                    $  (113)      $  (120)
Net realized gain                                          185           410
Net unrealized appreciation/depreciation                (4,570)        2,325
                                                       -------       -------
    Net Increase (Decrease) from Operations             (4,498)        2,615
                                                       -------       -------
DISTRIBUTIONS:
In excess of net investment income - Class A             --             (143)
From net realized gains - Class A                         (258)         (238)
In excess of net investment income - Class B             --              (53)
From net realized gains - Class B                         (147)          (96)
In excess of net investment income - Class C             --              (13)
From net realized gains - Class C                          (29)          (23)
In excess of net investment income - Class Z             --              (43)
From net realized gains - Class Z                          (60)          (70)
                                                       -------       -------
                                                        (4,992)        1,936
                                                       -------       -------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A                       1,107         4,730
Value of distributions reinvested - Class A                241           379
Cost of shares repurchased -
  Class A                                                 (967)         (846)
                                                       -------       -------
                                                           381         4,263
                                                       -------       -------
Receipts for shares sold - Class B                       1,177         6,739
Value of distributions reinvested - Class B                136           123
Cost of shares repurchased -
  Class B                                                 (816)       (1,698)
                                                       -------       -------
                                                           497         5,164
                                                       -------       -------
Receipts for shares sold - Class C                         269         1,147
Value of distributions reinvested - Class C                 27            35
Cost of shares repurchased -
  Class C                                                 (406)          (57)
                                                       -------       -------
                                                          (110)        1,125
                                                       -------       -------
Receipts for shares sold - Class Z                         232         1,880
Value of distributions reinvested - Class Z                 60           114
Cost of shares repurchased -
  Class Z                                               (1,799)         (276)
                                                       -------       -------
                                                        (1,507)        1,718
                                                       -------       -------
Net Increase (Decrease) from Fund Share Transactions      (739)       12,270
                                                       -------       -------
    Total Increase (Decrease)                           (5,731)       14,206
NET ASSETS
Beginning of period                                    $19,529       $ 5,323
                                                       -------       -------
End of period (net of overdistributed net investment
  income of $995 and $388, respectively)               $13,798       $19,529
                                                       -------       -------
NUMBER OF FUND SHARES:
Sold - Class A                                             55            191
Issued for distributions reinvested - Class A              12             16
Repurchased - Class A                                     (46)          (33)
                                                       -------       -------
                                                           21            174
                                                       -------       -------
Sold - Class B                                             61            278
Issued for distributions reinvested - Class B               7              5
Repurchased - Class B                                     (38)          (70)
                                                       -------       -------
                                                           30            213
                                                       -------       -------
Sold - Class C                                             14             47
Issued for distributions reinvested - Class C               1              1
Repurchased - Class C                                     (19)            (2)
                                                       -------       -------
                                                           (4)            46
                                                       -------       -------
Sold - Class Z                                             10             91
Issued for distributions reinvested - Class Z               3              5
Repurchased - Class Z                                     (97)          (11)
                                                       -------       -------
                                                          (84)            85
                                                       -------       -------

(a) Class Z shares were initially offered on August 13, 1999.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 2000 (unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Asia Pacific Fund (formerly Newport Asia Pacific Fund) (the
Fund), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in or which derive a substantial portion of their revenue from business activity with or in the Asia Pacific Region. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A Shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Effective February 1, 2000, Class B shares will convert to Class A as follows:

                                          CONVERTS TO
        ORIGINAL PURCHASE                CLASS A SHARES
        -----------------                --------------

Less than $250,000                          8 years
$250,000 to less than $500,000              4 years
$500,000 to less than $1,000,000            3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective August 13, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average net assets.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT:

Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $1,644 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $0, $15,100 and $2,712 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the six months ended December 31, 2000, purchases and sales of investments, other than short-term obligations, were $2,165,672 and $2,866,405, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for financial statement and federal income tax purposes was:

   Gross unrealized appreciation                                $ 3,052,862
   Gross unrealized depreciation                                 (3,152,733)
                                                                -----------
       Net unrealized appreciation                              $   (99,871)
                                                                -----------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 2000.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

At December 31, 2000, Colonial Management Associates, Inc. owned 34.7%, of the Fund's outstanding shares.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                    SIX MONTHS ENDED DECEMBER 31, 2000
                                                                               (UNAUDITED)
                                                   CLASS A              CLASS B             CLASS C              CLASS Z
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.550            $  24.310           $  24.280           $  24.590
                                                    ---------            ---------           ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                             (0.115)              (0.195)             (0.197)             (0.089)
Net realized and unrealized gain                       (5.544)              (5.484)             (5.472)             (5.560)
                                                    ---------            ---------           ---------           ---------
Total from Investment Operations                       (5.659)              (5.679)             (5.669)             (5.649)
                                                    ---------            ---------           ---------           ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                (0.631)              (0.631)             (0.631)             (0.631)
                                                    ---------            ---------           ---------           ---------
NET ASSET VALUE, END OF PERIOD                      $  18.260            $  18.000           $  17.980           $  18.310
                                                    ---------            ---------           ---------           ---------
TOTAL RETURN (c)}D{(d)                                (23.19%)             (23.50%)            (23.49%)            (23.11%)
                                                    ---------            ---------           ---------           ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                         2.12%                2.87%               2.87%               2.62%
Net investment loss (f)(g)                            (1.05)%              (1.80)%             (1.80)%             (0.80)%
Fees and expenses waived or borne by the
  Advisor/Administrator (f)(g)                          0.76%                0.76%               0.76%               0.76%
Portfolio turnover (e)                                    13%                  13%                 13%                 13%
Net assets at end of period (000)                   $   7,976            $   4,858           $     958           $       6

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                                    $  0.084             $  0.084            $   0.084           $   0.084
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                           YEAR ENDED JUNE 30, 2000
                                                     CLASS A              CLASS B             CLASS C            CLASS Z(c)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.010            $  18.900           $  18.900           $  19.860
                                                    ---------            ---------           ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                             (0.156)              (0.341)             (0.341)             (0.082)
Net realized and unrealized gain                        7.021                7.028               6.998               6.153
                                                    ---------            ---------           ---------           ---------
Total from Investment Operations                        6.865                6.687               6.657               6.071
                                                    ---------            ---------           ---------           ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.497)              (0.449)             (0.449)             (0.513)
From net realized gains                                (0.828)              (0.828)             (0.828)             (0.828)
                                                    ---------            ---------           ---------           ---------
Total Distributions Declared to Shareholders           (1.325)              (1.277)             (1.277)             (1.341)
                                                    ---------            ---------           ---------           ---------
NET ASSET VALUE, END OF PERIOD                      $  24.550            $  24.310           $  24.280           $  24.590
                                                    ---------            ---------           ---------           ---------
TOTAL RETURN }D{(d)                                    36.18%               35.43%              35.27%              30.65%(f)
                                                    ---------            ---------           ---------           ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                            2.15%                2.90%               2.90%               1.48%(h)
Net investment loss (g)                               (0.65)%              (1.40)%             (1.40)%             (0.38)%(h)
Fees and expenses waived or borne by the
  Advisor/Administrator (g)                             0.96%                0.96%               0.96%               0.21%(h)
Portfolio turnover                                        31%                  31%                 31%                 31%(f)
Net assets at end of period (000)                   $  10,213            $   5,836           $   1,383           $   2,097

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                                    $   0.233            $   0.233           $   0.233           $   0.046
(b) Per share data was calculated using average shares outstanding during the period.
(c) Class Z shares were initially offered on August 13, 1999. Per share data reflects activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

---------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                              PERIOD ENDED
                                                                            JUNE 30, 1999(b)
                                                            CLASS A              CLASS B             CLASS C
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.000            $  10.000           $  10.000
                                                             ---------            ---------           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                                      (0.019)              (0.107)             (0.107)
Net realized and unrealized gain                                 9.135                9.101               9.101
                                                             ---------            ---------           ---------
Total from Investment Operations                                 9.116                8.994               8.994
                                                             ---------            ---------           ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.106)              (0.094)             (0.094)
                                                             ---------            ---------           ---------
NET ASSET VALUE, END OF PERIOD                               $  19.010            $  18.900           $  18.900
                                                             ---------            ---------           ---------
Total return (d)(e)(f)                                          91.64%               90.36%              90.36%
                                                             ---------            ---------           ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                                  2.15%                2.90%               2.90%
Net investment loss (g)(h)                                     (0.15)%              (0.90)%             (0.90)%
Fees and expenses waived or borne by the Advisor/
  Administrator (g)(h)                                           3.10%                3.10%               3.10%
Portfolio turnover (f)                                             26%                  26%                 26%
Net assets at end of period (000)                            $   4,606            $     515           $     202

(a) Net of fees and expenses waived or borne by the
    Advisor/Administrator which amounted to:                 $   0.365            $   0.365           $    0.365
(b) The Fund commenced investment operations on August 19, 1998.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

-------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Newport Asia Pacific Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.


LIBERTY NEWPORT ASIA PACIFIC FUND     SEMIANNUAL REPORT, DECEMBER 31, 2000

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S


ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


           Liberty Funds Distributor, Inc. (C)2001
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com

                                                 737-03/452E-0101 (2/01) 01/189